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                                                                    Exhibit 23.2

                        [PLANTE & MORAN LLP LETTERHEAD]

                          Independent Auditors' Consent

We consent to the incorporation by reference in the registration statement (No. 333-61766) on Form S-8 of our report dated June 18, 2002 appearing in the Annual Report on Form 11-K of United Dominion Industries, Inc. Compass Plan for Hourly Employees for the year ended December 31, 2001.

                                                         /s/ Plante & Moran, LLP

Southfield, Michigan
July 11, 2002